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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: January 19, 1995

                         BORG-WARNER AUTOMOTIVE, INC.
            (Exact name of registrant as specified in its charter)



       Delaware                         1-12162               13-3404508
(State of Incorporation)         (Commission File No.)       (IRS Employer
                                                             Identification No.)

              200 South Michigan Avenue, Chicago, Illinois 60604
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 322-8500
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Item 5.     Other Events.

      On January 19, 1996, Borg-Warner Automotive, Inc. announced its intention to seek an acceptable buyer for its North American manual transmission manufacturing business.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits

      (99) Borg-Warner Automotive, Inc. Press Release dated January 19, 1996

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             BORG-WARNER AUTOMOTIVE,INC.



                                             By:  Gaspare G. Ruggirello
                                                  ---------------------
                                                  Gaspare G. Ruggirello
                                                  Assistant Secretary


Dated:  January 19, 1996
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EXHIBIT INDEX                                                            Page

(99) Borg-Warner Automotive, Inc. Press Release dated January 19, 1996.  4